UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2017

___________________________

ACCELERON PHARMA INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36065 (Commission File Number)	27-0072226 (I.R.S. Employer Identification Number)

128 Sidney Street Cambridge, MA (Address of principal executive offices)		02139 (Zip Code)

Registrant’s telephone number, including area code:  (617) 649-9200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company            ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 1, 2017, Acceleron Pharma Inc. (the “Company”) held its previously announced Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present.

At the Annual Meeting, the stockholders of the Company voted on the following three proposals: (i) to elect Jean M. George, George Golumbeski, Ph.D., Thomas A. McCourt and Francois Nader, M.D. as Class I members of the Company's board of directors, each for a three year term ("Proposal 1"); (ii) to approve, on an advisory basis, the compensation paid to the Company's named executive officers as described in the proxy statement ("Proposal 2"); and (iii) to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 ("Proposal 3").

For Proposal 1, the Company's stockholders elected the nominees listed below to the Company’s board of directors. The votes cast at the Annual Meeting for Proposal 1 were as follows:

Nominees	For	Withheld	Broker Non-Votes
Jean M. George	30,102,012	2,459,855	2,960,483
George Golumbeski, Ph.D.	32,472,104	89,763	2,960,483
Thomas A. McCourt	32,309,137	252,730	2,960,483
Francois Nader, M.D.	32,495,822	66,045	2,960,483

There were no abstentions with respect to Proposal 1.

For Proposal 2, the Company's stockholders approved, on an advisory basis, the compensation paid to the Company's named executive officers as described in the proxy statement. The votes cast at the Annual Meeting for Proposal 2 were as follows:

For	Against	Abstain	Broker Non-Votes
27,619,691	4,927,521	14,655	2,960,483

For Proposal 3, the stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The votes cast at the Annual Meeting for Proposal 3 were as follows:

For	Against	Abstain	Broker Non-Votes
35,491,602	30,001	747	—

Item 8.01     Other Events.

On June 1, 2017, Celgene Corporation and Acceleron Pharma Inc. issued a joint press release titled "Celgene and Acceleron Complete Target Enrollment in the MEDALIST and BELIEVE Phase 3 Studies of Luspatercept in Myelodysplastic Syndromes and Beta-Thalassemia."

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release of Celgene Corporation and Acceleron Pharma Inc. dated June 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERON PHARMA INC.

	By:	/s/ John D. Quisel, J.D., Ph.D.
John D. Quisel, J.D., Ph.D.
Senior Vice President and General Counsel

Date: June 6, 2017

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release of Celgene Corporation and Acceleron Pharma Inc. dated June 1, 2017